Exhibit 99.5


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                          INDIA-SIERRA HOLDINGS, INC.

                                     BYLAWS














                          AS ADOPTED ON JULY 31, 2001




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                               TABLE OF CONTENTS

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Article I: STOCKHOLDERS......................................................1
         Section 1.01  Annual Meetings; Time and Place of Meetings...........1
         Section 1.02  Special Meetings......................................1
         Section 1.03  Notice of Meetings; Waiver............................2
         Section 1.04  Quorum................................................2
         Section 1.05  Voting................................................2
         Section 1.06  Voting by Ballot......................................2
         Section 1.07  Adjournment...........................................2
         Section 1.08  Proxies...............................................3
         Section 1.09  Organization; Procedure...............................3
         Section 1.10  Notice of Nominations and Stockholder Business........4
         Section 1.11  Inspectors of Elections...............................6
         Section 1.12  Opening and Closing of Polls..........................7

Article II: BOARD OF DIRECTORS...............................................7
         Section 2.01  General Powers........................................7
         Section 2.02  Number of Directors...................................7
         Section 2.03  Term..................................................8
         Section 2.04  Annual and Regular Meetings...........................8
         Section 2.05  Special Meetings; Notice..............................8
         Section 2.06  Quorum; Voting........................................9
         Section 2.07  Adjournment...........................................9
         Section 2.08  Action Without a Meeting..............................9
         Section 2.09  Regulations; Manner of Acting.........................9
         Section 2.10  Action by Telephonic Communications...................9
         Section 2.11  Resignations..........................................9
         Section 2.12  Removal of Directors.................................10
         Section 2.13  Vacancies and Newly Created Directorships............10
         Section 2.14  Compensation.........................................10
         Section 2.15  Reliance on Accounts and Reports, etc................10

Article III: EXECUTIVE COMMITTEE AND OTHER COMMITTEES.......................11
         Section 3.01  How Constituted......................................11
         Section 3.02  Powers...............................................11
         Section 3.03  Proceedings..........................................11
         Section 3.04  Quorum and Manner of Acting..........................11
         Section 3.05  Action by Telephonic Communications..................12
         Section 3.06  Absent or Disqualified Members.......................12
         Section 3.07  Resignations.........................................12
         Section 3.08  Removal..............................................12
         Section 3.09  Vacancies............................................12

Article IV: OFFICERS........................................................12
         Section 4.01  Number...............................................12


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         Section 4.02  Election.............................................12
         Section 4.03  Salaries.............................................13
         Section 4.04  Removal and Resignation; Vacancies...................13
         Section 4.05  Authority and Duties of Officers.....................13
         Section 4.06  The Chairman.........................................13
         Section 4.07  The Vice Chairman....................................13
         Section 4.08  President and Chief Executive Officer................13
         Section 4.09  The Secretary........................................14
         Section 4.10  Additional Officers..................................14

Article V: CAPITAL STOCK....................................................15
         Section 5.01  Certificates of Stock, Uncertificated Shares.........15
         Section 5.02  Signatures; Facsimile................................15
         Section 5.03  Lost, Stolen or Destroyed Certificates...............15
         Section 5.04  Transfer of Stock....................................15
         Section 5.05  Record Date..........................................16
         Section 5.06  Registered Stockholders..............................16
         Section 5.07  Transfer Agent and Registrar.........................16

Article VI: OFFICES.........................................................17
         Section 6.01  Registered Office....................................17
         Section 6.02  Other Offices........................................17

Article VII: GENERAL PROVISIONS.............................................17
         Section 7.01  Dividends............................................17
         Section 7.02  Reserves.............................................17
         Section 7.03  Execution of Instruments.............................17
         Section 7.04  Voting as Stockholder................................18
         Section 7.05  Fiscal Year..........................................18
         Section 7.06  Seal.................................................18
         Section 7.07  Books and Records; Inspection........................18

Article VIII: AMENDMENT OF BYLAWS...........................................18
         Section 8.01  Amendment............................................18

Article IX: CONSTRUCTION....................................................19
         Section 9.01  Construction.........................................19


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                          INDIA-SIERRA HOLDINGS, INC.

                                     BYLAWS

                          As adopted on July 31, 2001

                                   ARTICLE I:
                                  STOCKHOLDERS

         Section 1.01 Annual Meetings; Time and Place of Meetings.

         If an annual meeting is required by applicable law, the annual meeting of the stockholders of the Corporation shall be held for the election of Directors and for the transaction of such other business as properly may come before such meeting.

         All meetings of stockholders shall be held at such place, either within or without the State of Delaware, and on such date and at such time, as may be fixed from time to time by the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors) and set forth in the notice or waiver of notice of the meeting.

         Section 1.02 Special Meetings.

         Special meetings of the stockholders may be called at any time by the Chairman of the Board or the Chief Executive Officer or, in the event of the Chief Executive Officer's absence or disability, by the President or any Director who is also an officer (hereafter, an "Officer Director"). In addition, a special meeting shall be called by the Chief Executive Officer (or, in the event of his or her absence or disability, by the President or any Officer Director), or by the Secretary (i) pursuant to a resolution approved by a majority of the entire Board of Directors, or (ii) subject to the procedures set forth in the second paragraph of this Section 1.02, upon receipt of a written request therefor by stockholders holding in the aggregate not less than fifteen percent (15%) of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. If such officers shall fail to call such meeting within one hundred (100) days after receipt of such stockholder request, the stockholder executing such request may call such meeting.

         Upon request in writing sent by registered mail to the Chief Executive Officer or the Secretary by any stockholder or stockholders entitled to call a special meeting of stockholders pursuant to this Section 1.02, the Board of Directors (or the Chairman in the absence of a designation by the Board of Directors) shall determine a place and time for such meeting, which time shall be not less than ninety (90) nor more than one hundred (100) days after the receipt and determination of the validity of such request, and a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in Section 5.05 hereof. Following such receipt and determination, it shall be the duty of the Secretary or any Assistant Secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.03 hereof, that a meeting will be held at the time and place so determined.


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         Section 1.03 Notice of Meetings; Waiver.

         The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten (10) nor more than sixty
(60) days prior to the meeting, to each stockholder of record entitled to vote at such meeting, unless otherwise provided by Delaware Law. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law.

         A written waiver of any notice of any annual or special meeting signed by the person entitled thereto shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         Section 1.04 Quorum.

         Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

         Section 1.05 Voting.

         At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect directors. Except as otherwise required by the Certificate of Incorporation, these Bylaws, Delaware Law, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

         Section 1.06 Voting by Ballot.

         No vote of the stockholders need be taken by written ballot unless otherwise required by law. Any vote not required to be taken by ballot may be conducted in any manner approved at the meeting at which such vote is taken. Unless otherwise provided in the Certificate of Incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder.

         Section 1.07 Adjournment.

         If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the


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Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these Bylaws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting.

         Section 1.08 Proxies.

         Any stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to vote at any such meeting for him or her by proxy. A stockholder may authorize a valid proxy by executing a written instrument or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram, electronic mail or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three (3) years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by submitting another proxy bearing a later date to the Secretary. Proxies by telegram, cablegram, electronic mail or other electronic transmission must either set forth or be submitted with information from which it can be determined that such telegram, cablegram, electronic mail or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         Section 1.09 Organization; Procedure.

         (a) Duties of Officers. At every meeting of stockholders the presiding officer shall be the Chairman or, in the event of his or her absence or disability, the Chief Executive Officer or, in the event of their absences or disabilities, the President or any Executive Vice President chosen by resolution of the Board of Directors. The Secretary, or in the event of his or her absence or disability, any Assistant Secretary designated by the presiding officer, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting and keep the minutes thereof.

         (b) Conduct of Meetings. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or


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procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

         Section 1.10 Notice of Nominations and Stockholder Business.

         (a) Annual Meetings of Stockholders.

               (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) by or at the direction of the Board of Directors or the Chairman, or (B) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in clauses (ii) and (iii) of this paragraph and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

               (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (B) of paragraph (a)(i) of this Section 1.10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty
          (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall an adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

               Such stockholder's notice shall set forth in writing (A) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange


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          Act"), and Rule 14A-11 thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of any beneficial owner on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and any beneficial owner on whose behalf the nomination or proposal is made, (1) the name and address of such stockholder, as it appears on the Corporation's books, and of such beneficial owner, (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such a meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (a) deliver a proxy statement and/or form of proxy to holders of at least the percent of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

               (iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.10 to the contrary, in the event that the number of Directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement naming all of the nominees for Director or specifying the size of the increased Board of Directors made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice under this paragraph shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

         (b) Special Meetings of Stockholders. Only such business as shall have been brought before the special meeting of the stockholders pursuant to the Corporation's notice of meeting pursuant to Section 1.03 of these Bylaws shall be conducted at such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which Directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors, or (2) by any stockholder of the Corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 1.10 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. Nominations by stockholders of persons for election to the Board of Directors may be made at such special meeting of stockholders if the stockholder's notice as required by paragraph (a)(ii) of this Section 1.10 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one


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hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of (x) ninety (90) days prior to such special meeting and (y) or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the adjournment or postponement of a special meeting (or the public announcement thereof) commence a new time period for the giving of a stockholder's notice as described above.

         (c) General.

               (i) Only persons who are nominated in accordance with the procedures set forth in this Section 1.10 shall be eligible to serve as Directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.10. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this Section 1.10 and, if any proposed nomination or business is not in compliance with this
          Section 1.10, to declare that such defective proposal or nomination shall be disregarded.

               (ii) For purposes of this Section 1.10, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

               (iii) Notwithstanding the foregoing provisions of this Section 1.10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section
          1.10. Nothing in this Section 1.10 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, or (B) of the holders of any class or series of preferred stock, if any, to elect Directors if so provided under any applicable preferred stock certificate of designation.

         Section 1.11 Inspectors of Elections.

         (a) If required by applicable law, preceding any meeting of the stockholders, the Board of Directors shall appoint one or more persons to act as Inspectors of Elections, and may designate one or more alternate inspectors. In the event no inspector or alternate is able to act, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of an inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall:

               (i) ascertain the number of shares outstanding and the voting power of each;

               (ii) determine the shares represented at the meeting and the validity of proxies and ballots;


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               (iii) count all votes and ballots;

               (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

               (v) certify his or her determination of the number of shares represented at the meeting, and his or her count of all votes and ballots.

         (b) The inspector may appoint or retain other persons or entities to assist in the performance of the duties of inspector.

         (c) When determining the shares represented and the validity of proxies and ballots, the inspector shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any proxies or other information provided in accordance with Section 1.08 of these Bylaws, ballots and the regular books and records of the Corporation. The inspector may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers or their nominees or a similar person which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspector considers other reliable information as outlined in this section, the inspector, at the time of his or her certification pursuant to (a)(v) of this Section 1.11, shall specify the precise information considered, the person or persons from whom the information was obtained, when this information was obtained, the means by which the information was obtained, and the basis for the inspector's belief that such information is accurate and reliable.

         Section 1.12 Opening and Closing of Polls.

         The date and time for the opening and the closing of the polls for each matter to be voted upon at a stockholder meeting shall be announced at the meeting. The inspector of the election shall be prohibited from accepting any ballots, proxies or votes or any revocations thereof or changes thereto after the closing of the polls, unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

                                  ARTICLE II:
                               BOARD OF DIRECTORS

         Section 2.01 General Powers.

         Except as may otherwise be provided by Delaware Law or by the Certificate of Incorporation, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

         Section 2.02 Number of Directors.

         Subject to the rights of the holders of any class or series of preferred stock, if any, the number of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the entire Board, provided that the Board shall at no time consist of fewer than three (3) Directors. The Directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. Directors need not be stockholders.


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         Section 2.03 Term.

         Except as otherwise provided in the Certificate of Incorporation, each director shall serve for a term ending on the date of the third annual meeting of stockholders next following the annual meeting of stockholders next following the annual meeting at which such Director was elected. Notwithstanding the foregoing, each Director shall hold office until such director's successor shall have been duly elected and qualified or until such director's successor shall have been duly elected and qualified or until such Director's earlier death, resignation or removal.

         Section 2.04 Annual and Regular Meetings.

         The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as provided in Section 2.05 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given; provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other means of electronic transmission, to each Director who shall not have been present at the meeting at which such action was taken, addressed or transmitted to him or her at his or her usual place of business, or shall be delivered or transmitted to him or her personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting.

         Section 2.05 Special Meetings; Notice.

         Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board or the Chief Executive Officer or, in the event of the Chief Executive Officer's absence or disability, by the President or any Officer Director, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on twenty-four (24) hours' notice, if notice is given to each Director personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, telegraph, facsimile, electronic mail or other means of electronic transmission, or on five (5) days' notice, if notice is mailed to each Director, addressed or transmitted to him or her at his or her usual place of business or other designated location. Notice of any special meeting need not be given to any Director who attends such meeting


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without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

         Section 2.06 Quorum; Voting.

         At all meetings of the Board of Directors, unless the Certificate of Incorporation or these Bylaws require a greater number, the presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 2.07 Adjournment.

         A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 of these Bylaws shall be given to each Director. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 2.08 Action Without a Meeting.

         Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

         Section 2.09 Regulations; Manner of Acting.

         To the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

         Section 2.10 Action by Telephonic Communications.

         Members of the Board of Directors may participate in any meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in any meeting pursuant to this provision shall constitute presence in person at such meeting.

         Section 2.11 Resignations.

         Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery and the acceptance of such resignation shall not be necessary to make it effective.

         Section 2.12 Removal of Directors.

         Subject to the rights of the holders of any class or series of preferred stock, if any, to elect additional Directors under specified circumstances, any Director may be removed at any time, either for or without cause, only by the affirmative vote of the holders of at least 66 2/3% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. A Director filling any such vacancy shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, resignation or removal. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in Section 2.13 of these Bylaws.

         Section 2.13 Vacancies and Newly Created Directorships.

         Subject to the rights of the holders of any class or series of preferred stock, if any, to elect additional Directors under specified circumstances, and except as provided in Section 2.12, if any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more Directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected. A Director elected to fill a vacancy or a newly created directorship shall hold office for a term that shall coincide with the term of the Class to which such director shall have been elected until his or her successor has been elected and qualified or until his or her earlier death, resignation or removal. If there are no Directors in office, then an election of Directors may be held in accordance with Delaware Law. Unless otherwise provided in the Certificate of Incorporation, when one or more directors shall resign from the Board, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as provided in the filing of other vacancies.

         Section 2.14 Compensation.

         Unless otherwise restricted by the Certificate of Incorporation of these Bylaws, the amount, if any, which each Director shall be entitled to receive as compensation for his or her services, including fees and reimbursement of expenses, as such shall be fixed from time to time by resolution of the Board of Directors.

         Section 2.15 Reliance on Accounts and Reports, etc.

         A Director, and any member of any committee designated by the Board of Directors shall, in the performance of such Director's duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                 ARTICLE III:
                    EXECUTIVE COMMITTEE AND OTHER COMMITTEES

         Section 3.01 How Constituted.

         The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees, including an Executive Committee, each such committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such committee, who may replace any absent or disqualified member or members at any meeting of such committee. Thereafter, members (and alternate members, if any) of each such committee may be designated at the annual meeting of the Board of Directors. Any such committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her earlier death, resignation or removal.

         Section 3.02 Powers.

         Each committee, except as otherwise provided by Delaware Law and to the extent provided in the resolution of the Board or Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matter: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware Law to be submitted to the stockholders for approval or (ii) adopting, amending or repealing any bylaw of the Corporation.

         Section 3.03 Proceedings.

         Each committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

         Section 3.04 Quorum and Manner of Acting.

         Except as may be otherwise provided in the resolution creating such committee, at all meetings of any committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such committee. Any action required or permitted to be taken at any meeting of any such committee may be taken without a meeting, if all members of such committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the committee. The members of any such committee shall act only as a committee, and the individual members of such committee shall have no power as such.

         Section 3.05 Action by Telephonic Communications.

         Members of any committee designated by the Board of Directors may participate in a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

         Section 3.06 Absent or Disqualified Members.

         In the absence or disqualification of a member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         Section 3.07 Resignations.

         Any member (and any alternate member) of any committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman, the Chief Executive Officer or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery and the acceptance of such resignation shall not be necessary to make it effective.

         Section 3.08 Removal.

         Any member (and any alternate member) of any committee may be removed from his or her position as a member (or alternate member, as the case may be) of such committee at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

         Section 3.09 Vacancies.

         If any vacancy shall occur in any committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

                                  ARTICLE IV:
                                    OFFICERS

         Section 4.01 Number.

         The officers of the Corporation shall be elected by the Board of Directors and shall be a Chairman, one or more Vice Chairmen, a President and Chief Executive Officer, one or more Executive Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine. Any number of offices may be held by the same person. No officer need be a Director of the Corporation.

         Section 4.02 Election.

         Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each Officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal at any regular or special meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

         Section 4.03 Salaries.

         The salaries of all officers of the Corporation shall be fixed by the Board of Directors, provided that the Board of Directors may authorize the President, the Chief Executive Officer, any other officer or a Committee of the Board of Directors to fix the salaries of some or all of the officers of the Corporation.

         Section 4.04 Removal and Resignation; Vacancies.

         Any officer may be removed for or without cause at any time by the Board of Directors, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the Chief Executive Officer. Unless otherwise specified therein, such resignation shall take effect upon delivery and the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

         Section 4.05 Authority and Duties of Officers.

         The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these Bylaws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law.

         Section 4.06 The Chairman.

         The Directors shall elect from among the members of the Board a Chairman of the Board. The Chairman shall have such duties and powers as set forth in these Bylaws or as shall otherwise be conferred upon the Chairman from time to time by the Board. The Chairman shall preside over all meetings of the stockholders and the Board.

         Section 4.07 The Vice Chairman.

         Each Vice Chairman shall have such duties and powers as shall be conferred upon such Vice Chairman from time to time by the Chairman. No Vice Chairman need be a Director of the Corporation.

         Section 4.08 President and Chief Executive Officer.

         The President and Chief Executive Officer shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He or she shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to such office. He or she shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation. He or she shall have the authority to cause the employment or appointment of such employees and agents of the

Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the President and Chief Executive Officer or the Board of Directors. The President and Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe. If the Board of Directors creates the office of Chief Executive Officer as a separate office from President, the President shall be the chief operating officer of the Corporation and shall be subject to the general supervision, direction and control of the Chief Executive Officer unless the Board of Directors provides otherwise.

         Section 4.09 The Secretary.

         The Secretary shall have the following powers and duties:

         (a) he or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose;

         (b) he or she shall cause all notices to be duly given in accordance with the provisions of these Bylaws and as required by law;

         (c) whenever any committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such committee;

         (d) he or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Bylaws, and when so affixed he or she may attest the same;

         (e) he or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these Bylaws;

         (f) he or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record;

         (g) he or she shall sign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have signed) certificates representing shares of the Corporation, the issuance of which shall have been authorized by the Board of Directors; and

         (h) he or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these Bylaws or as may be assigned to him or her from time to time by the Board of Directors, or the President.

         Section 4.10 Additional Officers.

         The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The

Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by him or her, for or without cause, but such removal shall be without prejudice to the contractual rights of such subordinate officer or agent, if any, with the Corporation.

                                  ARTICLE V:
                                 CAPITAL STOCK

         Section 5.01 Certificates of Stock, Uncertificated Shares.

         The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates, and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the Corporation, by the Chief Executive Officer, the President or an Executive Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these Bylaws.

         Section 5.02 Signatures; Facsimile.

         All of such signatures on the certificate referred to in Section 5.01 of these Bylaws may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate representing shares of the Corporation shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

         Section 5.03 Lost, Stolen or Destroyed Certificates.

         The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

         Section 5.04 Transfer of Stock.

         Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of Delaware Law. Subject to the provisions of the Certificate of Incorporation and these Bylaws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

         Section 5.05 Record Date.

         In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         Section 5.06 Registered Stockholders.

         Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests, except as otherwise required by applicable law. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

         Section 5.07 Transfer Agent and Registrar.

         The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                  ARTICLE VI:
                                    OFFICES

         Section 6.01 Registered Office.

         The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

         Section 6.02 Other Offices.

         The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                 ARTICLE VII:
                               GENERAL PROVISIONS

         Section 7.01 Dividends.

         Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property or shares of the Corporation's capital stock.

         A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

         Section 7.02 Reserves.

         There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

         Section 7.03 Execution of Instruments.

         Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Executive Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer, the President or any Executive Vice President may delegate contractual powers to others under his or her jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

         Section 7.04 Voting as Stockholder.

         Unless otherwise determined by resolution of the Board of Directors, the Chief Executive Officer, the President or any Executive Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

         Section 7.05 Fiscal Year.

         The fiscal year of the Corporation shall commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on December 31.

         Section 7.06 Seal.

         The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware." The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

         Section 7.07 Books and Records; Inspection.

         Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

                                 ARTICLE VIII:
                              AMENDMENT OF BYLAWS

         Section 8.01 Amendment.

         Subject to the provisions of the Certificate of Incorporation, these Bylaws may be amended, altered or repealed:

         (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

         (b) at any regular or special meeting of the stockholders upon the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of the

Corporation entitled to vote generally in the election of Directors if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

                                  ARTICLE IX:
                                  CONSTRUCTION

         Section 9.01 Construction.

         In the event of any conflict between the provisions of these Bylaws as in effect from time to time and the provisions of the Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such Certificate of Incorporation shall be controlling.